Fixed Income Investor Meetings March 12-13 2007

Forward-Looking Statements This presentation may contains forward-looking statements regarding the future performance of Sierra Pacific Resources and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. Cautionary statements regarding risk factors that could have an effect on the future performance of Sierra Pacific Resources, Nevada Power Company and Sierra Pacific Power Company are contained in their Annual Reports on Form 10-K for the year ended December 31, 2006 filed with the SEC. The Companies undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Non-GAAP Measures This presentation also includes non-GAAP measures when describing the company's results of operations and financial performance. A reconcilation of each of these measures to the most directly comparable GAAP measure is provided in the Appendix.

Company Overview

Corporate Structure Serves Las Vegas / Henderson 807,000 electric customers 4,500 sq. mile service territory 3,148 MW of generation capacity 5 % CAGR in customers (1997-2006) $6 billion in assets $2.1 billion in revenues $224.5 million in earnings Serves Northern Nevada 361,000 electric customers 146,000 gas customers 50,000 sq. mile service territory 1,043 MW of generation capacity 2.7 % CAGR in customers (1997-2006) $2.8 billion in assets $1.2 billion in revenue $55.4 million in earnings

Overview of Sierra Pacific Resources High growth electric utility serving Nevada Rate base growth Substantial generation investment Renewables Transmission Generation with a balanced fuel mix Improved Balance Sheet Improving financial and credit metrics Constructive regulatory environment No disallowances in Deferred Energy Cases since 2002 Resolution of outstanding disputes and litigation

Corporate Goals Perform, Grow and Invest in Regulated Businesses Manage growth, invest in business and maintain superior customer service Execute approved resource plans and add generation assets Increase fuel diversity including renewables Move toward earning allowed rate of return, with incentive returns on "critical" investments Maintain constructive and active regulatory relationships Increase Financial Flexibility Maintain strong liquidity and capital resources at NPC, SPPC and Resources Continue to focus on credit metrics and balance sheet improvement Timely recovery of regulated investments and deferred energy costs Balanced funding approach Manage Risk Proactively Limit direct exposure to volatile energy prices through acquisitions and development Competitive procurement process for open position - Gas hedging strategy

Growth Both Nevada Power and Sierra Pacific Power population projections indicate continued growth well above the average industry growth rate NPC CAGR 4.5% 1996 - 2014 SPPC CAGR 2% 1996 - 2014 Source: NV Demographer, UNLV and Regulatory Filings

Rate Base Growth Source: The 2006 NPC IRP and the SPPC's 13th Amendment to its IRP

2006 Electric Revenues: $2.124 Billion 2006 Electric Revenues: $1.020 Billion NPC SPPC 2006 Total MWh Sales: 8,795,995 Balanced Customer Mix 2006 Total MWh Sales: 21,345,000

Operations and Generation Strategy

Capital Expenditures Base capital expenditures (includes land, meters, distribution system upgrades to keep up with organic customer growth) Tracy 514 MW Combined Cycle Generating Facility Peaking capacity at Clark 619 MW Transmission projects approved in the Integrated Resource Plans Projected capital expenditures include Ely Energy Center Phase I and the Eastern Nevada Inter-tie * Includes AFUDC, net salvage, and contributions in aid of construction Gross Capital Expenditures* by company

2007 Financing Application Comprehensive and longer-term view of financing needs of the Utilities Requesting total financing authority of $3.91 billion for NPC and $1.72 billion for SPPC for 2007 through the end of 2009 Net new long-term debt exclusive of the Ely Energy Center (EEC) $750 million at NPC and $500 million at SPPC Net new long-tem debt associate with EEC* $800 million at NPC and $200 million at SPPC Balance for liquidity, refinancings, and the recession and replacement of existing authority * Contingent upon approval of the IRP amendments for the Ely Energy Center

Base Capital Expenditures Base CapEx run rate higher in 2006 and expected to continue Consolidated CapEx approximately $390 million in 2006 Expected to be $500 - $525 million in 2007 Concentrated load growth requiring state-of-the-art substations to support Las Vegas Strip Developments Higher cost of land for facilities Environmental compliance spending Operations and maintenance capital expenditures associated with more plant in service

Rate Base Growth in Generation NPC added 1,700 MW in 2006 SPPC will add 514 MW in 2008 NPC will add peaking capacity - 413 MW in 2008 and 206 MW in 2009 at Clark 2011 includes Ely Unit 1 - 750 MW 2014 includes Ely Unit 2 - 750 MW Historical under-investment in generation assets provides the basis for significant rate base growth

NPC Loads and Resources Need for additional generation to meet summer peak In 2006, NPC generated 54.3% of total system requirements In 2005, NPC generated 38.6% of total system requirements

SPPC Loads and Resources Need for additional generation to meet peak and for system reliability

Energy Supply Plan The Energy Supply Plan (ESP) is filed annually with the PUCN All parties agree upon the plan Elements of the Plan: Rolling 18-month hedging of fuel Near-term season must be 75% hedged, 25% open 50% of the total fuel needs are at a fixed price 50% of the total fuel needs are hedged with collars All hedging completed two month prior to the start of the neat-term season Allows the company to alter the procurement plan if fuel volatility significantly changes ESP offers a mechanistic pre-approval of the companies' hedging and procurement plan for fuel that greatly reduces cash recovery risk

Ely Energy Center Two-750 MW Super Critical Pulverized Coal units - unit one in service by 2011 with unit two coming on line by 2013 Two-500 MW Coal Gasification units planned once technology is commercially viable (Phase II) 250 mile transmission project Move power north and south Interconnect Nevada Power and Sierra Pacific Power Capacity for renewable energy resources Estimated costs of the initial power complex/transmission line is expected to be approximately $3.8 billion (80% NPC, 20% SPPC)

Ely Energy Center Key Milestones Enter contract for major equipment procurement (June 2007) Receive air permit from Nevada Department of Environmental Protection - NDEP (January 2008) File amendments to the IRPs for total project approval BLM Record of Decision; break ground Complete 1st 750 MW unit and transmission Inter-tie (December 2011)

Consolidated Fuel Mix - 2015 Consolidated Fuel Mix - 2008 Fuel Diversification

Renewables Strong political, regulatory and public support for renewable energy in Nevada Nevada has an aggressive Portfolio Standard Abundant resources exist in Nevada to support the development of renewable energy Renewables development is an important business opportunity Estimate over $2 billion will need to be spent on renewables by 2015 to meet the Nevada Standard PUCN encourages our own renewable energy facilities Investment in renewable facilities can qualify for incentive ROE Company plans to participate in the renewables market as an investor, not just as a power off-taker, and has put together an organization for that purpose

Nevada's Portfolio Standard Nevada requires 20% by 2015 - one of the most aggressive Standards in the U.S. Based on energy (kWh) sales Solar set-aside DSM can make up 1/4 of 20% Stair-step standard multiplied by Sierra's kWh sales growth means a large amount of new renewables will be added to our mix

Renewable Strategy

Eastern Nevada Transmission Inter-tie Project Cost $571 million (in 2011 dollars) Project Benefits Improve reliability and increase transfer capability Facilitate the development renewable energy in Nevada Fuel diversification

Transmission Projects $785 million in transmission projects added since 1998 or currently under construction $ 1.3 Billion in transmission projects approved and proposed through 2014, including : North Las Vegas Master - Emma Phase I East Valley Master Plan - Emma Phase II Sinatra - Tracy-Fort Sage West Henderson - Bordertown - CAL Sub Crystal 230 kV - Silver Lake Transmission Emma Phase I Eastern Nevada Transmission Inter-tie A total of $2.1 billion completed since 1998, under construction, or proposed through 2014

Regulatory

Constructive Regulatory Environment Active dialogue with staff and commissioners Positive outcomes in rate cases Long-term Integrated Resource Plans for NPC and SPPC allow generation and transmission asset additions Amendments filed when acquisition and development opportunities arise Generation investments deemed "critical" can earn incentive ROE Lenzie - 3% ROE adder to construction costs Tracy - 1.5% ROE adder Ely - granted critical facility status Complete recovery of requested deferred energy cost Hybrid test year legislation proposed in Nevada (AB103)

Financial Highlights and Metrics

2006 Financial Highlights $277.5 million in net income applicable to common stock vs. $82.2 million in 2005 Positive net income at both utilities, driven by strong revenue growth NPC: $224.5 million net income SPPC: $57.7 million net income Revenue increases for the year driven by: $117 million after-tax reinstatement of DEAA costs at NPC $40.9 million after-tax gain on the sale of the partnership interest in Tuscarora Improved operating income Carrying charges on Lenzie

Improved Financial Flexibility - SRP Significant improvement in operating cash flow and net income OCF: $429 million for the year ended 2006 vs. $234.6 million in 2005 No sizable debt maturities at SRP Consolidated until 2008 Increased credit facilities by $200 million Consolidated debt* increased $84 million YOY Issued $280 million in equity * Including Preferred Stock

Improved Financial Flexibility Discharged first mortgage bond and medium term note indentures Redeemed preferred stock and trust preferred securities Contributed capital of $200 million to NPC and $75 million to SPPC Investment grade senior secured debt as rated by Fitch and Dominion Bond Rating Service Recent refinancings have strengthened the balance sheet at all three companies

Financial and Credit Profile 2006 Net Income: $225MM FFO: $241MM Adjusted FFO: $305MM Debt: $2,386MM EBITDA: $660MM Adjusted FFO Interest Coverage: 2.62x Debt/FFO: 7.83x Debt/EBITDA: 3.61x Net Income: $58MM FFO: $111MM Adjusted FFO: $151MM Debt: $1,073MM EBITDA: $244MM Adjusted FFO Interest Coverage: 2.96x Debt/FFO: 7.12x Debt/EBITDA: 4.39x Net Income: $278MM FFO: $357MM Adjusted FFO: $460MM Debt: $4,009MM EBITDA: $963MM Adjusted FFO Interest Coverage: 2.40x Debt/FFO: 8.72x Debt/EBITDA: 4.16x Rating: B1/B/BB-/BB(low) (Unsecured) Rating: Ba1/BB+/BBB-/BBB(low) (secured) Rating: Ba1/BB+/BBB-/BBB(low) (secured) Note: Last twelve months as of December 31, 2006 Reconciliation of non-GAAP metrics can be found as exhibits Ratings: Moody's, S&P, Fitch, and Dominion see exhibits

Sierra Pacific Resources ($ in millions) Note: Last twelve months as of December 31, 2006 Reconciliation of non-GAAP metrics can be found as exhibits

Nevada Power Company ($ in millions) Note: Last twelve months as of December 31, 2006 Reconciliation of non-GAAP metrics can be found as exhibits

Sierra Pacific Power Company ($ in millions) Note: Last twelve months as of December 31, 2006 Reconciliation of non-GAAP metrics can be found as exhibits

Sierra Pacific Resources EBITDA Growth ($ in millions) Note: Last twelve months as of December 31, 2006 Reconciliation of non-GAAP metrics can be found as exhibits

Nevada Power Company EBITDA Growth ($ in millions) Note: Last twelve months as of December 31, 2006 Reconciliation of non-GAAP metrics can be found as exhibits

Sierra Pacific Power Company EBITDA Growth ($ in millions) Note: Last twelve months as of December 31, 2006 Reconciliation of non-GAAP metrics can be found as exhibits

Debt Maturities Extended Strong, balanced debt profile with manageable short-term maturities (In millions)

Conclusion Growing customer base; high vs. industry Settlement of outstanding disputes and litigation Improving financial and operating performance as well as financial flexibility due to refinancings Significant refinancings at lower cost; access to bank lines Growing generation portfolio: reduce short position and exposure for customers and company Improving relationships with regulators, customers and communities High Growth; Rate Base Investment; Improved Performance; Stronger Credit; Reduced Risk

Exhibits

Non-GAAP Reconciliation - SRP

Non-GAAP Reconciliation - NPC

Non-GAAP Reconciliation - SPPC

Non-GAAP Reconciliation - SRP

Non-GAAP Reconciliation - NPC & SPPC

Nevada Power General Rate Case - filed November 2006 Increase annual general rates by $156.4 million Requesting ROE of 11.4% and ROR of 9.39% Deferred Energy Filing - filed January 2007 Requesting recovery of $75 million in deferred fuel and power costs Re-set the Base Tariff Energy Rate (BTER) Settlement pending PUCN approval (late March 2007) Recovery of $190 million in reinstated DEAA costs over ten years Recovery of $84 million for terminated power contracts over three years including carrying costs Sierra Pacific Power Deferred Energy Filing - filed December 2006 Requesting recovery of $18.7 million in deferred fuel and power costs Increase in the BTER Regulatory Update

Future Filings

Credit Ratings DBRS initiated credit rating coverage on SRP, NPC and SPPC on Feb 13, 2007 S&P Upgraded SRP, NPC and SPPC on Sept 22, 2006 Fitch Upgraded SRP, NPC and SPPC on Sept 20, 2006